                                                                   EXHIBIT 10.49

                             Dated 31st March, 1998

                             ELAN CORPORATION, plc

                                      AND

                          SCHEIN PHARMACEUTICAL, INC.

                   DEVELOPMENT, LICENSE AND SUPPLY AGREEMENT

                                   CONTENTS

CLAUSE 1         PRELIMINARY

CLAUSE 2         TUE LICENSE

CLAUSE 3         INTELLECTUAL PROPERTY

CLAUSE 4         SCHEIN COMPETING PRODUCTS

CLAUSE 5         DEVELOPMENT OF THE PRODUCT

CLAUSE 6         PROJECT TEAM AND PROJECT MANAGEMENT

CLAUSE 7         REGISTRATION OF THE PRODUCT

CLAUSE 8         MARKETING AND PROMOTION OF THE PRODUCT

CLAUSE 9         SUPPLY OF THE PRODUCT

CLAUSE 10        FINANCIAL PROVISIONS

CLAUSE 11        PAYMENTS, REPORTS AND AUDITS

CLAUSE 12        DURATION AND TERMINATION

CLAUSE 13        WARRANTY AND INDEMNITY

CLAUSE 14        CUSTOMER COMPLAINTS AND PRODUCT RECALL

CLAUSE 15        MISCELLANEOUS PROVISIONS

CLAUSE 16        CONDITIONS

SCHEDULE 1       NORMAL DOSAGE FORM

SCHEDULE 4       PRODUCT SPECIFICATIONS

SCHEDULE 5       THE PROJECT

THIS AGREEMENT is made on 31st March, 1998.

BETWEEN:
-------

(1) ELAN CORPORATION PLC, a company incorporated in Ireland having its registered office at Lincoln House, Lincoln Place, Dublin 2, Ireland
       (ELAN); and

(2) SCHEIN PHARMACEUTICAL, INC., a company organized under the laws of Delaware, with offices at 100 Campus Drive, Florham Park, New Jersey, United States of America (SCHEIN).

RECITALS:
--------
A. ELAN is beneficially entitled to the use of various patents, including the ELAN PATENT RIGHTS,which have been granted or are pending under the international Convention in relation to the development and production of drug specific dosage forms for pharmaceutical products and processes.

B. ELAN is knowledgeable in the development of drug specific oral and transdermal dosage forms and has developed a unique range of delivery systems designed to provide newer and better formulations of medicaments.

C. SCHEIN wishes to have ELAN develope A Rated (as defined) equivalent PRODUCTS of the NORMAL DOSAGE FORMS and ELAN is willing to use its technology to do so.

D. ELAN is prepared to develope the PRODUCTS for SCHEIN; to grant SCHEIN an exclusive license of the ELAN PATENT RIGHTS and ELAN KNOW-HOW to package, import, use, offer for sale and sell the PRODUCTS in the TERRITORY and to supply the PRODUCTS to SCHEIN.

E. ELAN and SCHEIN are desirous of entering into an agreement to give effect to the arrangements described at Recitals C and D.

NOW IT IS HEREBY AGREED AS FOLLOWS:

                        CLAUSE 1 - PRELIMINARY

1.1  Definitions: In this Agreement unless the context otherwise requires:
     -----------

A RATED shall have the meaning as defined and accepted by the FDA.

AFFILIATE shall mean any corporation or entity controlling or controlled or under common control with ELAN or SCHEIN, as the case may be. For the purposes of this Agreement, "control" shall mean the direct or indirect ownership of more than 50% of the issued voting shares or other voting rights of the subject entity to elect directors.

cGCP, cGMP, cGLP shall mean respectively current Good Clinical Practice, current Good Manufacturing Practice and current Good Laboratory Practice as defined in the US Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder, as may be amended from time to time.

CFR shall mean the US Code of Federal Regulations 21, as amended from time to time.

CMC SECTION shall mean the chemistry, manufacturing, and controls section of the REGULATORY FILING as defined in the CFR, as may be amended from time to time, and/or its equivalent in other REGULATORY FILINGS.

DATE OF FIRST COMMERCIAL SALE shall mean on a PRODUCT BY PRODUCT basis the first sale under this Agreement in an arm's length transaction to an independent third party. SCHEIN will provide ELAN with written notice of such date on a PRODUCT by PRODUCT basis.

DMF shall mean Drug Master File, as defined in the CFR.

DSDF shall mean one or more of the transdermal and solid drug specific dosage forms which ELAN shall develop or shall have developed in the course of the PROJECT being A-Rated, or such other dosage forms that may be agreed in writing by the Parties equivalent to the NORMAL DOSAGE FORMS and to meet the PRODUCT SPECIFICATIONS.

EFFECTIVE DATE shall mean 31st MARCH 1998.

ELAN shall mean ELAN Corporation, plc and any of its AFFILIATES, including Sano Corporation.

ELAN KNOW-HOW shall mean all knowledge, information, trade secrets, data and expertise which is not generally known to the public, owned by ELAN, or to which ELAN has rights under the terms of a license or licenses in force on the EFFECTIVE DATE which permit(s) disclosure of same to SCHEIN relating to the PRODUCTS, or to be developed by ELAN pursuant to the PROJECT, whether or not covered by any patent, copyright, design patent, trademark, trade secret or other industrial or any intellectual property rights.

In the event that ELAN acquires or merges with a third party entity, ELAN KNOW-HOW shall not include any know-how to the extent that such know-how relates to a product containing the same active ingredient as the DSDF which has been approved for marketing or is in development by the said third party entity at the time of such acquisition or merger. For the avoidance of doubt, the occurrence of any such acquisition or merger shall not affect the license of the ELAN KNOW-HOW granted to SCHEIN hereunder.

ELAN PATENT RIGHTS shall mean all patents and patent applications listed in
Schedule 2 as said schedule may be amended from time to time by mutual written agreement. For the avoidance of doubt, the parties acknowledge that there are no ELAN PATENT RIGHTS at the Effective Date, but that ELAN PATENT RIGHTS shall include patents and patent applications emanating from anything developed by ELAN pursuant to the PROJECT. ELAN PATENT RIGHTS shall also include all continuations, continuations-in-part, divisionals, and any patents issuing thereon, and re-issues or re-examinations of such patents and extensions of any patents licensed hereunder. Extensions of patents shall include extensions under the U.S. Patent Term Restoration Act.

In the event that ELAN acquires or merges with a third party entity, ELAN PATENT RIGHTS shall not include any patent rights to the extent that such patent rights relate to a product containing the same active ingredient as the DSDFS which has been approved for marketing or is in development by the said third party entity at the time of such acquisition or merger. For the avoidance of doubt, the occurrence of any such acquisition or merger shall not affect the license of the ELAN PATENT RIGHTS granted to SCHEIN hereunder.

FDA shall mean the United States Food and Drug Administration or any other successor agency whose approval is necessary to market the PRODUCTS in the TERRITORY.

FDA APPROVAL shall mean the final approval to market the PRODUCTS in the TERRITORY, including post approval validation and scale up inspection and any other approval which is required to launch the PRODUCTS in the normal course of business.

FOB shall have the meaning set forth in the State of New York Uniform Commercial Code as amended.

INITIAL PERIOD shall mean the initial period of this Agreement, as more fully described in Clause 12.

IN MARKET shall mean the sale of the PRODUCT in the Territory by SCHEIN or its AFFILIATES, or where applicable by a permitted sub-licensee, to an unaffiliated third party, including but not limited to a wholesaler, chain store, distributor, managed care organization, hospital or pharmacy.

LAUNCH STOCKS shall mean the quantities of stocks of the PRODUCT required by SCHEIN to support the commercial introduction of the Product following FDA Approval.

NORMAL DOSAGE FORM shall mean one or more of the brand name products set forth in Schedule 1 used as reference products for the PROJECTS, as maybe amended by mutual written agreement or as otherwise contemplated by this Agreement.

MARKETING COMMITTEE shall have the meaning set forth in Clause 8. 1.

NET SALES PRICE ("NSP") shall mean in the case of PRODUCT sold by SCHEIN or an AFFILIATE, that sum determined by deducting from the aggregate gross IN MARKET sales proceeds billed for the PRODUCT by SCHEIN or its AFFILIATE, as the case may be, the following deductions:

(a) ordinary course trade, quantity and cash discounts, credits and allowances (including inventory and price protection, chargebacks, volume reimbursements, Medicaid rebates), contract administration fees, if any incurred or granted;

(b) marketing, selling and distribution expenses prorated as to the fraction of the PRODUCTS' sales relative to total generic SCHEIN sales, subject to a cap of ** of the sum of the aggregate gross IN MARKET sales proceeds less the deductible items at (a) above;

(c) dedicated direct marketing expenses for each PRODUCT associated with activities to ******** *********** ************ ******* ***** ******** ****
    *** **** ****** *********** ***** **** *** ****** ****** **** ** ***** ***
    ******** ***** ****** *********** ** *** *********** ******* ** ** ** ***
    *** ** ********* ***** ** ****** ***** ******** **** *** ********** ***** **
    *** Such marketing programs will be developed in consultation with the Marketing Committee.

PATENT DETERMINATION PERIOD shall mean on a PRODUCT by PRODUCT basis the period of time from the EFFECTIVE DATE until such time that Schein makes a PATENT DETERMINATION in accordance with Clause 3.2.

PRODUCT shall mean one or more of the DSDF packaged and labeled for sale in the TERRITORY.

PIVOTAL BIO PK STUDY shall mean a pivotal 1 pharmacokinetic bio-equivalency study in support of a REGULATORY FILING for a PRODUCT in accordance with FDA requirements and guidelines.

PRODUCT MANUFACTURING COST shall mean the fully allocated cost which is the sum total of all production related costs for the Product (direct labor, direct materials, facility overhead and expenses which can be allocated to the PRODUCT, QA/QC and

* redacted pursuant to confidential treatment request analytical charges, packaging and regulatory compliance costs for the Product including, but not limited to, stability and FDA fees in accordance with United States General Accepted Accounting Principles).

PRODUCT SPECIFICATIONS shall mean the specifications set forth in the REGULATORY FILINGS, the specifications set forth in the Agreement, and such specifications as may from time to time be established by the applicable regulatory authorities, including without limitation, cGCPs, cGMPs and cGLPs, and such additional specifications for the PRODUCT as may be agreed by the Parties in writing.

PROFIT shall mean NSP less PRODUCT MANUFACTURING COST.

PROJECT(S) shall mean all activity in order to develop each of the PRODUCTS, including activities in accordance with the plan to be attached for each of the PRODUCTS (other than *************** ***********) in SCHEDULE 3 within ninety
(90) days of the EFFECTIVE DATE.

PROJECT TEAM shall mean the group to be established pursuant to Clause 6.

REGULATORY FILING shall include but shall not be limited to an abbreviated new drug application ("ANDA"), a new drug application ('NDA') or any other application acceptable to the FDA for marketing approval for the Product, which ELAN will file in the TERRITORY, including any supplements or amendments thereto.

SCHEIN shall mean SCHEIN Pharmaceutical, Inc. and shall include the following
AFFILIATES: Danbury Pharmacal, Inc., Marsarn Pharmaceuticals Inc., Steris Laboratories, Inc. and Schein Pharmaceutical (Bermuda) Ltd.

SCHEIN TRADEMARK shall mean the trademark(s) of SCHEIN to be applied to the PRODUCT.

TECHNOLOGICAL COMPETITOR shall mean a company or corporation having a substantial part of its business in the oral or transdermal drug delivery, research, development and manufacturing areas of the pharmaceutical industry, with a market capitalization of $100 million, in the case of a publicly-held company, or $75 million of annual revenues, in the case of a privately-held company.

TERRITORY shall mean the United States of America, its territories and possessions.

$ shall mean United States Dollars.

"US" or "USA" shall mean the United States of America.


* redacted pursuant to confidential treatment request

1.2      Interpretation: In this Agreement:
         --------------


         1.2.1 the singular includes the plural and vice versa, the masculine includes the feminine and vice versa and references to natural persons include corporate bodies, partnerships and vice versa.

         1.2.2 any reference to a Clause or Schedule, unless otherwise specifically provided, shall be respectively to a Clause or Schedule of this Agreement.

         1.2.3 the headings of this Agreement are for ease of reference only and shall not affect its construction or interpretation.

                           CLAUSE 2 - THE LICENSE LICENSE

2.1      License to SCHEIN:
         -----------------
2.1. Subject to the terms of this Agreement, ELAN hereby grants to SCHEIN and SCHEIN hereby accepts for the term of this Agreement an exclusive license of the ELAN PATENT RIGHTS and the ELAN KNOW-HOW to package, import, use, offer for sale and sell the PRODUCTS in the TERRITORY.

2.2. ELAN shall possess all rights including, without limitation, the right to research, develop, experiment with, manufacture, sell, license or otherwise market the PRODUCTS outside the TERRITORY.

2.3 ELAN shall neither, directly or indirectly, solicit customers for the PRODUCTS, or make sales of the PRODUCTS, or establish or maintain in the TERRITORY any branch or distribution depot for the sale or marketing of the PRODUCTS in the TERRITORY, or assist any party in doing so. Subject to one agreement which is in existence as of the EFFECTIVE DATE, in all agreements between ELAN and its customers, ELAN shall use its reasonable endeavors to require such customers to represent, warrant and covenant that such customers shall not directly or indirectly use, market, sell or distribute the PRODUCTS in the TERRITORY, or assist any other party to do so, and (ii) at such time as ELAN learns that such customer is directly or indirectly using, marketing, selling or distributing a Product in the TERRITORY, or that such customer is assisting any other party to do so, then ELAN shall immediately notify SCHEIN in writing of such occurrence and immediately cease supplying the PRODUCTS to such customer.

                       CLAUSE 3 - INTELLECTUAL PROPERTY

3. 1. Ownership of ELAN PATENT RIGHTS/KNOW-HOW:

      3.1.1 ELAN shall remain the sole owner of the ELAN PATENT RIGHTS and ELAN KNOW-HOW, whether developed pursuant to the PROJECT or otherwise.

      3.1.2 ELAN shall be entitled to use the ELAN PATENT RIGHTS and ELAN KNOWHOW, and all technical and clinical data whether generated by ELAN or SCHEIN pursuant to this Agreement in connection with ELAN's other commercial arrangements outside the TERRITORY. If Elan utilizes the PIVOTAL BIO PK STUDIES funded by Schein, then Elan shall pay to Schein a fee calculated as follows: the product obtained by multiplying (i) a fraction the numerator of which shall be the market sales in the country in question as reported by IMS or similar source, and the denominator of which shall be the US market sales as reported by IMS or similar source, times
              (ii) the expense of the PIVOTAL BIO PK STUDY; provided that such aggregate amount shall not exceed $200,000.

3.2.  Patent Strategy/Patent Determination
      ------------------------------------
In an effort to provide Schein sufficient time to conduct patent due diligence with respect to the Products as initially set forth on Schedule 1, the parties agree that:

      3.2.1 Upon execution of an appropriate Confidentiality Agreement, Schein's outside independent patent counsel shall have adequate access to all technical information currently available on each of the Products and to enlist the co-operation of Elan's and Sano's outside patent counsel who have conducted an infringement/validity study concerning one or more of the Products with respect to any third party patents for the purpose of expediting Schein's due diligence review;

      3.2.2 Schein shall report to Elan Schein's decision that Schein believes the risk of an infringement concerning each Product is or is not acceptable within a period of not more than 150 days from the Effective Date of the Agreement; however, Elan and Schein shall prioritize the order in which the Products are to be reviewed;

      3.2.3 If Schein reports that the risk of infringement is unacceptable, Schein will commission validity studies of the relevant patents to determine if such patent can be invalidated or rendered unenforceable and/or, in cooperation with Elan's technical staff, work to attempt to develop a non-infringing process or formulation;

      3.2.4 If it is determined to Schein's reasonable satisfaction that the relevant patent (on a Product-by-Product basis) is invalid or unenforceable, or if Schein believes the risk of infringement is acceptable, the Product will move forward for further development. All such decisions will be finalized no later than 150 days from the Effective Date. The failure by Schein to accept or reject the Products by this time shall cause the Products to be deemed accepted by Schein;

      3.2.5 If in Schein's reasonable, independent judgement, the risk of infringement is unacceptable and the validity study does not reasonably satisfy Schein that the relevant patent is invalid or unenforceable and/or the process cannot be re-formulated to be non-infringing, then the Product in question shall be deemed a "Patent Determination" In the event of such Patent Determination, such Product in question shall cease to be deemed a Product for the purpose of this Agreement;

      3.2.6 For each Patent Determination Product, the parties shall mutually choose a replacement Product which is of approximately equal market value from those within the capabilities of Elan;

      3.2.7 Schein shall be entitled to select one replacement Product for each of the initial **** Products set forth on Schedule I for which a Patent Determination arises. This is separate from and not in place of any "Failure" under Clause 10.3.

3.3.  INFRINGEMENTS
      --------------

      3.3.1. SCHEIN and ELAN shall promptly inform the other in writing of any alleged infringement of which it shall become aware by the PRODUCTS of a third party's patent rights ("Defense Infringement") or of any alleged infringement by a third party of any patents within the ELAN PATENT RIGHTS ("Enforcement Infringement"). The Party with such knowledge shall provide the other Party with any available evidence of alleged infringement.

      3.3.2. In the event of any alleged Defense Infringement, ELAN and SCHEIN shall ***** ******* *** **** ** *** ****** ******. If such third party institutes proceedings against SCHEIN and/or ELAN jointly or separately, the Parties shall ***** ******* *** **********
              ******** in defending such an action (including the reasonable legal costs and expenses incurred by a party who elects to have separate legal representation), including reasonable attorney fees, experts fees etc. and ***** **** ***** *** ********* to one or more third parties for patent infringement (including a court order for a lump sum, ongoing royalties or a settlement).

      3.3.3. Where the primary issues in the Defense Infringement litigation concerns the alleged infringement of the process for the manufacture of the bulk active or compound patents of the active ingredient for the PRODUCT, SCHEIN shall have principal responsibility for the direction of all patent litigation activities including the selection of counsel and will consult with ELAN on an ongoing basis. SCHEIN shall have due regard to ELAN's commercial interests and shall not conclude a settlement or consent to any court order without the prior written consent of ELAN, not to be unreasonably withheld or delayed.


* redacted pursuant to confidential treatment request

      3.3.4. Where the primary issues in the Defense Infringement litigation concerns the alleged infringement of a third party's galenical formulation or galenical patent rights or know how (including the method or process of manufacturing the PRODUCT), ELAN shall have principal responsibility for the direction of all patent litigation activities including the selection of counsel and will consult with SCHEIN on an ongoing basis. ELAN shall have due regard to SCHEIN's commercial interests and shall not conclude a settlement or consent to any court order without the prior written consent of SCHEIN, not to be unreasonably withheld or delayed.

      3.3.5. Where the primary issues in the Defense Infringement litigation are outside the provisions of Clause 3.3.4. or Clause 3.3.5, SCHEIN and ELAN shall meet to discuss in what manner the said Defense Infringement proceedings should be defended having due regard for the Parties' respective legal and commercial interests.

      3.3.6. In the event of any alleged Enforcement Infringement, ELAN and SCHEIN may decide to institute enforcement proceedings in their joint names and shall share equally the proceeds of any such proceedings, and the expense of any costs not recovered, or the costs or damages payable to the third party. In the event that either Party decides in writing that it does not wish to institute such enforcement proceedings, the other Party may at its option elect to institute proceedings to pursue the alleged Enforcement Infringement at its own cost and shall retain the proceeds of any such proceedings and shall bear liability for the costs or damages payable to the third party. The non litigating Party shall co-operate with the other party.

      3.3.7. Each Party shall provide all reasonable PRODUCT technical expertise to the other Party to support any Defense Infringement litigation or Enforcement Infringement litigation (including complying with requests for orders for discovery and depositions). Any expenses incurred by ELAN or SCHEIN in providing such PRODUCT technical expertise shall be included in the total patent expenses, in accordance with Section 3.3.2.

3.4   Trademarks
      ----------

      3.4.1 SCHEIN may market, sell and/or distribute the PRODUCTS under any trademark or trademarks as SCHEIN or its customers may from time to time select. Such trademarks shall remain the sole property of SCHEIN or its customers as the case may be, and ELAN shall not use any such trademark(s) whether during the INITIAL PERIOD or thereafter, without the prior written consent of SCHEIN.

      3.4.2. For the term of this Agreement Schein shall grant Elan a royalty-free license to the applicable Schein Trademarks solely to enable Elan to fulfill its obligation pursuant to the terms of this Agreement.

                         CLAUSE 4 - COMPETING PRODUCTS

4.1 Subject to the following paragraph, SCHEIN shall not develop, market or sell any solid or transdermal formulations for prescription use which are A Rated to the NORMAL DOSAGE FORMS other than the PRODUCTS ("SCHEIN COMPETING PRODUCT") in the TERRITORY during the term of the Agreement (or for one year after the termination of this Agreement if the Agreement is terminated due to Schein's default of its obligations hereunder beyond any applicable cure period.)

4.2 SCHEIN has disclosed to ELAN the fact that SCHEIN has contracted with a third party for the development ** ** ********* *********** ** ** ****
      ********** ** ******** **** **********. In the event that SCHEIN notifies
      Elan in writing that it wishes to proceed with the commercialization of the said product and not the PRODUCT to be developed by ELAN, Elan shall be entitled to terminate this Agreement as regards the said Product. In such event the parties shall negotiate in good faith such provisions as are appropriate with respect to the Product.

4.3 For the duration of the Agreement, ELAN shall not itself or through a third party sell in the TERRITORY nor shall ELAN license another party in the TERRITORY any other solid or transdermal formulations for prescription use which are A Rated to the NORMAL DOSAGE FORMS ("ELAN COMPETING PRODUCT"). For the avoidance of doubt the parties agree that the foregoing provision shall not apply to a combination product of which the active ingredient for the PRODUCT is only one of two or more active ingredients.

      For the avoidance of doubt, with reference to the definition of ELAN PATENT RIGHTS and ELAN KNOW-HOW in Clause 1, in the event that ELAN acquires or merges with a third party entity, this provision shall have no application to any product containing the same active ingredient as the PRODUCT which has been approved for marketing or is in development by the said third party entity.

                     CLAUSE 5 - DEVELOPMENT OF THE PRODUCT

5.1 ELAN shall use its reasonable efforts to successfully complete the development program on a timely basis in accordance with the PROJECT.

5.2 ELAN and SCHEIN shall undertake their respective obligations under the PROJECT on a collaborative basis. Accordingly, the Parties shall co-operate in good faith particularly with


* redacted pursuant to confidential treatment request respect to unknown problems or contingencies and shall perform their respective obligations in good faith and in a commercially reasonable, diligent and workmanlike manner.

5.3 If requested to do so by ELAN, SCHEIN may at its discretion provide technical, scientific, regulatory and clinical assistance to ELAN, at SCHEIN's own cost, during the PROJECT

5.4. ELAN shall conduct the PIVOTAL BIO PK STUDY which may be required in accordance with the PROJECT for each PRODUCT;

      5.4.1 the design and cost of such studies and associated analytical testing shall be agreed with SCHEIN prior to commencement of each such study and shall be designed to meet then current FDA guidelines and requirements for such PRODUCT;

      5.4.2. ELAN shall furnish a full and detailed report to SCHEIN on the results of all such PIVOTAL BIO PK STUDIES;

      5.4.3. the Parties agree that in the event that ELAN plans to conduct the PIVOTAL BIO PK STUDY at its own facility, then ELAN shall obtain a competitive quote for said PIVOTAL BIO PK STUDY from a third party who shall be reasonably acceptable to SCHEIN and ELAN's charges for such PIVOTAL BIO PK STUDY shall be the lower of the quoted costs and payment for such studies shall be made to ELAN by SCHEIN upon receipt by Schein of a relevant invoice therefor;

      5.4.4. ELAN undertakes that it shall carry out all such pharmacokinetic studies to prevailing cGCP and cGLP and most specifically in accordance with the applicable FDA standards and guidelines;

5.6 Pursuant to the PROJECT, ELAN shall use its reasonable endeavors to develop the dosage strengths of each of the PRODUCTS for commercial sale as set forth in SCHEDULE 1.

5.7 In the event that SCHEIN wishes to have more than the number of unit dosage strengths of each of the PRODUCTS developed pursuant to this Agreement, the Parties shall negotiate in good faith as to the additional costs to be paid to ELAN for such development and such amendments as are required to the PROJECT.

5.8 By mutual agreement the parties may pursue, alternate to an ANDA, regulatory strategies such as NDAs, 505(b)(2) filings or such other options as may be made available by FDA.

                CLAUSE 6 - PROJECT TEAM AND PROJECT MANAGEMENT

6.1 It is recognized by the Parties that a significant resource shall be required from each party to accomplish successful FDA APPROVAL in the TERRITORY and launch of the PRODUCT, particularly in the co-ordination of logistics, finalization of various specifications, preparation and agreement of ELAN's clinical study designs and protocols, methodologies transfer, supply and packaging configurations, shipping and handling procedures etc. and for this purpose, the Parties will establish a PROJECT TEAM.

6.2 The PROJECT TEAM shall include a project manager from each Party who shall act as liaison between the Parties and who shall co-ordinate development efforts. The PROJECT TEAM shall contain additional business and development personnel from each Party who are appropriately skilled and knowledgeable in relation to the PROJECT and who are deemed necessary to accomplish the work of the PROJECT.

6.3 Unless otherwise agreed by the Parties, the PROJECT TEAM shall meet at least once each calendar quarter, such meetings to continue until the time of launch or such later time as may be agreed. The PROJECT TEAM shall meet alternately at the offices of ELAN and SCHEIN or as otherwise agreed by the Parties. Each Party shall bear the cost of its own travel expenses. Meetings shall be chaired alternatively by the project managers of the Parties. The project managers shall monitor progress against milestones and shall recommend corrective action when needed. At and between meetings of the PROJECT TEAM, each Party shall keep the other fully and regularly informed as to its progress with its respective obligations.

6.4 In the event of a dispute between the project managers of each Party, the project managers shall refer the dispute to the President of ELAN Pharmaceutical Technologies and the Schein Senior Vice President of Strategic Development, who shall discuss the matter and attempt to reach an amicable solution. In the event that the foregoing officers cannot resolve the dispute amicably, the said officers shall refer the dispute to the Chairmen of SCHEIN and ELAN who shall discuss the matter and attempt to reach an amicable solution. The provisions of this Clause 6.4 shall be without prejudice to the Parties' other rights and remedies.

                    CLAUSE 7 - REGISTRATION OF THE PRODUCT

7.1 The primary objectives of the PROJECT are to generate the REGULATORY FILING and to secure FDA APPROVAL. ELAN shall be responsible for the compilation and filing of the REGULATORY FILING in respect of the PRODUCTS with the FDA and shall be the holder of any FDA APPROVALS granted for the PRODUCTS and the Party principally responsible for interaction with the FDA.

7.2 The Parties recognize the expertise developed by SCHEIN in prosecuting ANDAs in the TERRITORY as well as the proprietary and confidential nature of ELAN'S PATENT RIGHTS and ELAN KNOW HOW which shall be contained in the Regulatory Filing. Having regard to the foregoing criteria the Parties hereby confirm their intention and desire to collaborate and co-operate so as to obtain FDA APPROVAL for the PRODUCTS in a timely fashion. ELAN shall consult with SCHEIN during the preparation of the REGULATORY FILING and shall allow SCHEIN an opportunity to review all of the sections of the ANDA, except the confidential portions of the CMC SECTION relating to formulation and manufacturing processes. Prior to submitting the REGULATORY FILING to the FDA. ELAN shall consider any amendments to the REGULATORY FILING which may be suggested by SCHEIN but ELAN shall at its sole discretion decided on the ultimate content of the REGULATORY FILING.

7.3 ELAN shall notify SCHEIN of the date of submission of any REGULATORY FILING for the PRODUCT in the TERRITORY and shall also notify SCHEIN in writing of the FDA APPROVAL as soon as is reasonably possible following said FDA APPROVAL. Each Party shall notify the other in writing as soon as possible of any notification received by that Party from the FDA to conduct an inspection of its manufacturing, clinical or other facilities used in the development, clinical testing (if ELAN conducts the PIVOTAL BIO STUDIES) packaging, storage or handling of the DSDF and/or the PRODUCT. Copies of all correspondence with the FDA with respect to the Product shall be provided to the other Party; such correspondence shall be subject to redaction by ELAN to the extent that such correspondence relates to the confidential portions of the CMC SECTION relating to formulation and manufacturing processes. On or after the date of FIRST COMMERCIAL SALE, ELAN shall furnish SCHEIN with copies of daily management reports or summaries prepared in connection with an audit or inspection by the FDA relating to one or more of the PRODUCTS to the extent that such reports or summaries are prepared for internal management of ELAN.

7.4 If any additional information or clinical data are requested by the FDA in order to obtain approval of the REGULATORY FILING in the TERRITORY, ELAN and SCHEIN shall discuss and agree on an appropriate plan of action to generate such data.

7.5 ELAN shall be responsible for obtaining all FDA and other approvals necessary for ELAN to package the PRODUCT into final marketing packaging. SCHEIN shall be responsible for obtaining all applicable state and local regulatory approvals for the distribution of the PRODUCTS in the TERRITORY. SCHEIN shall co-operate with ELAN in obtaining such approvals. To the extent that SCHEIN packages the *** *** PRODUCT, SCHEIN shall be responsible for obtaining all FDA and other approvals necessary for SCHEIN to package the PRODUCT into final marketing packaging, and to provide Elan with the appropriate documentation relating to the packaging section of the Products's Regulatory Filing. The commercial stability program will be the responsibility of Elan.


* redacted pursuant to confidential treatment request

7.6 It is hereby acknowledged that there are inherent uncertainties involved in the registration of pharmaceutical products with the FDA in relation to achieving the PRODUCT SPECIFICATIONS and obtaining the FDA APPROVAL and such uncertainties form part of the business risk involved in undertaking the form of commercial collaboration outlined in this Agreement.

               CLAUSE 8 - MARKETING AND PROMOTION OF THE PRODUCT

8.1 No later than 30th June 1998, the Parties shall establish a MARKETING COMMITTEE consisting of at least one representative from each Party who shall act as liaison between the Parties to ensure that ELAN is up to date on the prevailing market conditions and SCHEIN's efforts at marketing and selling the PRODUCTS. Within 90 days of the REGULATORY FILING in the TERRITORY with respect to a Product, SCHEIN will outline to ELAN the structure of the promotional activities to be carried out by SCHEIN for the period up to the First Commercial Sale of the PRODUCT and for a period of 1 year thereafter. SCHEIN shall both prior to and subsequent to the launch of a PRODUCT communicate with ELAN regarding its objectives for and performance of such PRODUCT in the TERRITORY. At such meetings, SCHEIN shall report on the ongoing sales performance of the PRODUCTS in the TERRITORY, including marketing approaches, educational campaigns, promotional and advertising materials and campaigns, sales plans and results, performance against competitors, its objectives for the PRODUCTS and its plans for the next year of the Agreement. In addition the MARKETING COMMITTEE shall review the quarterly royalty statements and in particular the deductible items (c)and (d) listed in the definition of NSP.

8.2 Unless otherwise agreed by the Parties, the MARKETING COMMITTEE shall meet at least once each calendar quarter, such meetings to continue until 2 years after launch of the last PRODUCT or such later time as may be agreed. Thereafter, the Parties shall meet alternately on an annual basis. The MARKETING COMMITTEE shall meet at the offices of ELAN and SCHEIN or as otherwise agreed by the Parties. Each Party shall bear the cost of its own travel expenses.

8.3 SCHEIN shall control and shall be responsible for all decisions regarding the pricing policies and strategies with respect to the marketing and sales of the Products. SCHEIN shall control the format of the promotional campaign to be submitted to the FDA, but shall inform ELAN thereof and provide to ELAN a copy of such submissions. SCHEIN shall use reasonable efforts to obtain approval by the FDA of the promotional campaign for the PRODUCT.

8.4 SCHEIN shall use reasonable efforts consistent with its normal business practices to market and promote the PRODUCT throughout the TERRITORY to all appropriate classes of trade and in doing so, shall use the same level of effort as with other similar products of similar sales potential which it markets.

8.5 SCHEIN shall submit layout and designs for all trade packaging, cartons and labels and other printed materials to ELAN 6 months prior to First Commercial Sale of a PRODUCT. ELAN shall provide label and insert copy in the REGULATORY FILING to the FDA in accordance with current FDA requirements. To the extent permitted by law, such materials shall include due acknowledgment that the PRODUCT is developed and manufactured by ELAN. Such acknowledgment shall take into consideration regulatory requirements and SCHEIN's commercial requirements.

8.6. The party responsible for packaging the PRODUCT shall mark or have marked all patent number(s) in respect of the ELAN PATENT RIGHTS on all relevant packaging and labelling of the PRODUCT, subject to FDA control and regulations of all packaging copy, or otherwise reasonably communicate to the trade the existence of any ELAN PATENT RIGHTS for the TERRITORY in such a manner as to ensure compliance with, and enforceability under, applicable laws in the TERRITORY.

8.7 SCHEIN shall effect the first full scale commercial launch of each PRODUCT in the TERRITORY after FDA APPROVAL within thirty (30) days of the receipt of the LAUNCH STOCKS of the PRODUCT; provided that if litigation is pending at the time that the FDA APPROVAL is obtained, the Parties shall mutually agree whether to launch the PRODUCT or withhold the PRODUCT from launch. The Parties shall maintain under active review whether and when to launch such PRODUCT.

8.8 SCHEIN warrants that it shall not use any of the PRODUCTS as "loss leaders" in its marketing programs and shall at all times use its reasonable efforts in marketing the PRODUCTS.

                       CLAUSE 9 - SUPPLY OF THE PRODUCT

9.1 Save as otherwise provided in this Agreement, ELAN shall produce and supply to SCHEIN on an exclusive basis its entire requirements of the PRODUCT for the TERRITORY. ELAN shall be the sole and exclusive supplier of the PRODUCT to SCHEIN in the TERRITORY. SCHEIN shall purchase the PRODUCT exclusively from ELAN in the TERRITORY unless on a PRODUCT by PRODUCT basis, there is a failure on the part of ELAN to supply PRODUCT as set out in Clause 9.15.

9.2 The PRODUCT to be supplied to SCHEIN by ELAN shall be packaged in the galenical form to be agreed by the Parties during the PROJECT and complying with the PRODUCT SPECIFICATIONS. ELAN shall deliver the PRODUCT to SCHEIN and/or any party designated by SCHEIN in proper packaging so as to permit safe storage and transport. The Parties shall agree whether the *** PRODUCT is to be supplied by ELAN in bulk or final market packaged form. If in bulk form, SCHEIN shall be responsible for the packaging of the *** PRODUCT into final market packaging.


* redacted pursuant to confidential treatment request

9.3 PRODUCT shall be manufactured by ELAN in FDA approved manufacturing facilities containing active ingredients listed in the DMF from FDA approved facilities. ELAN shall conduct stability studies to support the shipping container used in the case of bulk PRODUCT and post market stability to support PRODUCTS packaged at ELAN.

9.4 Within 120 days following the submission of the REGULATORY FILING to the FDA, SCHEIN shall provide ELAN with a forecast of SCHEIN requirements for the PRODUCT for the 18 month period following the first anticipated FDA APPROVAL in the TERRITORY. The said forecast will be updated quarterly until the FDA APPROVAL for the said PRODUCT. Except as otherwise provided herein, all forecasts made hereunder shall be made to assist ELAN in planning its production and SCHEIN in planning marketing and sales. Such forecasts shall not be binding purchase orders, and shall be without prejudice to SCHEIN's subsequent firm purchase orders for the PRODUCT in accordance with the terms of this Agreement.

9.5 In advance of FDA APPROVAL, the Parties shall discuss and agree upon the manufacture and purchase of specific quantities of LAUNCH STOCKS; however, for the avoidance of doubt, the Parties hereby confirm that ELAN's manufacturing obligations shall only arise on receipt of firm purchase orders.

9.6 ELAN shall deliver the PRODUCT to SCHEIN within 120 days of the receipt of a firm purchase order therefore (150 days in the caseSTOCKS). In any event and notwithstanding any firm purchase orders for LAUNCH STOCKS which SCHEIN has already placed with ELAN, ELAN will notify SCHEIN within 5 working days of its receipt of an approval letter, or a pre-approval letter for in respect of a REGULATORY FILING from an FDA. SCHEIN shall within 15 days of such notification place a firm purchase order with ELAN for LAUNCH STOCKS, unless such a purchase order has already been submitted to ELAN prior to that date. In addition, SCHEIN will provide forecasts for deliveries in addition to the LAUNCH STOCKS for the 12 months after the FDA APPROVAL is obtained.

9.7 On a PRODUCT by PRODUCT basis, within 15 days after the FDA APPROVAL in the TERRITORY and on or before the 23rd day of each calendar quarter thereafter, SCHEIN shall provide a rolling 4 quarter forecast for the period beginning on the first day of the relevant calendar quarter. The first calendar quarter of such 12 months' forecast shall be a binding purchase commitment of SCHEIN and shall be formalized by a firm purchase order from SCHEIN to ELAN. The remaining non-binding 3 calendar quarters are provided by SCHEIN to ELAN for planning purposes only.

9.8 ELAN shall make appropriate manufacturing arrangements in order to be able to supply SCHEIN with between 80% and 120% of the rolling annual forecasted requirements provided by SCHEIN for each PRODUCT.

9.9 ELAN will use its reasonable efforts to fulfill SCHEIN's requirements in excess of 120% of forecasted amounts, but shall not be obliged to meet such requirements if it is not reasonably practicable to do so provided that ELAN shall supply the PRODUCT so ordered as soon thereafter as reasonably practicable.

9.10 Elan Shall advise Schein of a minimum batch size for the manufacture and supply of each dosage strength of PRODUCT.

9.11 Save as otherwise agreed between the Parties, delivery of consignments of PRODUCT shall be effected by ELAN FOB ******** *******, or such other manufacturing facility(ies) designated by ELAN and all risks therein shall pass to SCHEIN when each such consignment of the PRODUCT is loaded onto the vehicle of SCHEIN's agent on which it is to be dispatched from the manufacturing facility designated by ELAN. SCHEIN shall fully insure or procure the insurance of all consignments of the PRODUCT from the time when risk passes as aforesaid and shall produce the supporting insurance when requested by ELAN. At SCHEIN's cost, ELAN shall arrange for delivery of consignments of PRODUCT to SCHEIN's distribution centers in Brewster, New York or Phoenix, Arizona or such other site as may be specified from time to time in writing by SCHEIN.

9.12 After receipt of a PRODUCT shipment, SCHEIN shall visually inspect the PRODUCT shipment and communicate rejection of all or part of such shipment as appropriate to ELAN in writing. The parties agree that SCHEIN's visual inspection consists of (i) comparing the applicable order against the documentation accompanying the shipment to verify that the delivery date, identity, quantity and exterior shipment labelling comply with the order and (ii) visually inspecting the exterior of the PRODUCT shipment to verify that the shipment appears to be in good condition. Elan is to provide Schein with a copy of a fully executed Certificate of Analysis for each batch of Product shipped to Schein. All claims for failure of any delivery of the PRODUCT to conform to PRODUCT SPECIFICATIONS under Clause 13 shall be made by SCHEIN to ELAN in writing within 45 days following delivery except in the case of defects not identifiable upon visual inspection. Claims for defects not discovered during the visual inspection as set out above, shall be made by SCHEIN to ELAN in writing within 30 days of discovery. Failure to make timely claims in the manner prescribed shall constitute acceptance of the delivery.

9.13 PRODUCT which has been delivered and which SCHEIN notifies ELAN within the period designated in Clause 9.12 does not conform to the PRODUCT SPECIFICATIONS shall be replaced at ELAN's cost within 90 days of the receipt by ELAN of the failed PRODUCT except where such non-conformity is due to the negligent acts or omissions of SCHEIN.

9.14 In the event of an unresolved dispute as to conformity in all material respects of the PRODUCT with PRODUCT SPECIFICATIONS, the Parties shall within 30 days appoint an independent laboratory to undertake the relevant testing and its findings shall be conclusive and binding upon the Parties. All costs relating to this process shall be borne

* redacted pursuant to confidential treatment request solely by the unsuccessful party. In the event that the PRODUCT is shown to have complied with the PRODUCT SPECIFICATIONS or that the failure to do so is attributable to the negligent acts or omissions of SCHEIN, SCHEIN shall promptly pay ELAN for the additional PRODUCT supplied.

9.15. On a PRODUCT by PRODUCT basis, in the event that ELAN obtains FDA APPROVAL for the PRODUCT, and ELAN is unable to supply the LAUNCH STOCKS (as ordered by SCHEIN in accordance with the provisions of the Agreement) for a period of more than 180 days from the date of receipt of FDA APPROVAL for such PRODUCT, ELAN shall use reasonable endeavors to appoint a third party to manufacture the PRODUCT. In the event that ELAN is successful in appointing such a third party, ELAN shall invoice SCHEIN at ELAN's projected manufacturing cost and shall bear any additional costs payable to the third party. In the event that ELAN or a third party is not in a position to supply the PRODUCT at the end of the foregoing 180 day period, SCHEIN may at its option terminate the Agreement in respect of the relevant PRODUCT in which case the sums paid by SCHEIN to ELAN in respect of the research and development of the PRODUCT and the pivotal bio studies shall be credited against the royalties payable by SCHEIN to ELAN in relation to the other PRODUCTS.

9.16 If at any time during the INITIAL PERIOD, ELAN is or expects that it will be unable to satisfy SCHEIN's requirements for a PRODUCT as ordered by SCHEIN in accordance with the terms of the Agreement, in full or in part, ELAN shall promptly notify SCHEIN, detailing the extent to which it will not meet such requirements. On a PRODUCT by PRODUCT basis, if there is a failure by ELAN to supply PRODUCT (other than LAUNCH STOCKS) ELAN shall use its reasonable endeavors to appoint a third party to manufacture the PRODUCT. In the event that ELAN is successful in appointing such a third party, ELAN shall invoice SCHEIN ** ****** ********* ************* ****
      *** ***** **** *** ********** ***** ******* ** *** ***** ****** In the
      event that ELAN or a third party is not in a position to supply the PRODUCT and SCHEIN is out of stock for a period of three months SCHEIN may at its option either terminate the Agreement in respect of the relevant PRODUCT, or source such PRODUCT elsewhere during the period of supply interruption by ELAN to ensure that market share position can be maintained. SCHEIN shall make reasonable efforts to minimize purchases of such PRODUCT from third parties during the period of supply interruption. In such event and for the duration of third party supply, **** ***** ***
      ** ******** ** *** ********** ** *** ****** ******** ** ****** ** ****
      ********

9.17 When ELAN has remedied the cause of its failure to satisfy SCHEIN's requirements and is once again able to fulfill its obligations to supply the PRODUCT, SCHEIN shall cease sourcing the PRODUCT from a third party and shall resume purchasing the PRODUCT exclusively from ELAN pursuant to the terms of this Agreement. SCHEIN shall be entitled to sell the PRODUCT on hand which has been manufactured by the third party. ** ****** *****
      ***** ** *** ** **** *** ******* ******* **** ***** ********

* redacted pursuant to confidential treatment request

9.18 ELAN will grant to ELAN Pharma Ltd., ELAN Pharma Inc., Sano Corporation or any other subsidiaries of ELAN, as necessary or appropriate, a license of the ELAN PATENT RIGHTS and ELAN KNOW-HOW and other intellectual property rights necessary for such company or companies to manufacture the PRODUCT in accordance with the terms of this Agreement.

                       CLAUSE 10 - FINANCIAL PROVISIONS

10.    DEVELOPMENT ROYALTIES:
       ---------------------

10.1.1 *** *********** ******** ******** ** ***** ****** ** ********* ********
       ** *** ********** ***** ** ***** ** *****

10.1.2 SCHEIN will bear the full cost of the PIVOTAL BIO PK STUDY definitive biostudies as evidenced by the invoices of the bio-study clinic ** ***** ** ***********. In the event that ELAN and SCHEIN disagree as to whether a formulation nominated by ELAN should proceed to a pivotal biostudy and ELAN elects to proceed with such a pivotal biostudy, **** shall bear the costs of the said biostudy if, and only if, the results of the said PIVOTAL BIO PK STUDY do not establish bio-equivalence to the formulation selected.

10.1.3 Development Fees agreed in advance by the Parties in writing shall be payable if SCHEIN requires ELAN to carry out work or tasks relating to the development and registration of the PRODUCTS which are not included in the PROJECT, including but not limited to, pharmacokinetic studies and related assays, stability data generation, clinical studies and compilation and submission of dossiers required for registration purposes, and market pack stability studies.

10.1.4 SCHEIN shall reimburse ELAN on a quarterly basis for all development expenses incurred by ELAN in accordance with this Agreement in U.S. Dollars ($) within 30 days of the receipt of the relevant invoice.

10.1.5 To the extent Schein decides that the *************** *********** Product is a Patent Determination Product, in consideration for the development of the replacement Product, SCHEIN shall ********* **** *** ***
       *********** ********* ******** ** **** ** *** **** *** ***** **** ** ** *
       ******* ** **** ********

10.2   LICENSE FEES:
       ------------

10.2.1 In consideration of the license of the ELAN PATENT RIGHTS and ELAN KNOW-HOW granted to SCHEIN under this Agreement, SCHEIN shall pay to ELAN the following license fees:

* redacted pursuant to confidential treatment request

   (i) $14 million due upon execution (subject to Clause 15.13) and payable as follows: *** ** ******* ****** * ******** **** ** *** *********
           ***** *** ** ******* ** ****** *** ***** *** ** ******* ** *******
           *** ***** *** ** ******* ** ***** *** ****

   (ii)    ******** upon receipt of the FDA APPROVAL of the ************* **
           PRODUCT,


   (iii) ******** upon issuance of an ANDA number and receipt of a REGULATORY FILING acceptance letter by FDA for each of the PRODUCTS other than the ************* ** PRODUCT; and

   (iv) ******** upon receipt of FDA APPROVAL for each of the PRODUCTS other than the ************* ** PRODUCT.

   In the event that ELAN achieves FDA APPROVAL of the *** ** PRODUCT prior to *** ***** **** (as extended by the Patent Determination Period), then the ******** license fee to be paid to ELAN under this paragraph shall be increased to ************ However, in the event that FDA APPROVAL is achieved by ELAN after *** ********* **** (as extended by the Patent Determination Period), then the ******** license royalty payable here shall be reduced to
   *********

   In the event that ELAN achieves FDA APPROVAL of the ********* ** PRODUCT prior to *** **** **** (as extended by the Patent Determination Period), then the ******** license royalty to be paid to ELAN under this paragraph shall be increased to ************ However, in the event that FDA APPROVAL is achieved by ELAN after *** ********* **** (as extended by the Patent Determination Period), then the ******** license royalty payable here shall be reduced to
   *********

10.2.2 In the event SCHEIN receives * ****** * ***** exclusivity in the TERRITORY for either the *** ** ********* PRODUCTS, either through patent litigation or as first market entry, then SCHEIN shall pay ELAN an additional ******** license fee for each such PRODUCT after such *** ***** exclusivity period.

10.2.3 Payment of all license fees shall be made by SCHEIN within thirty (30) days after the receipt of the relevant invoice from ELAN.

10.3   Failure
       --------

10.3.1 If a REGULATORY FILING is not filed for a PRODUCT (other than due to patent related reasons) within * ***** of the date of signing of the Agreement or such longer period as the Parties may agree, then SCHEIN shall be entitled to ******** * *******

* redacted pursuant to confidential treatment request

       ***** ***** ** ******** ********** ** *** ******** to replace such failed
       PRODUCT ("Replacement Product"). Notwithstanding the foregoing, SCHEIN shall be entitled to ******** * ******* ** *** *********** ******** ***
       ** ********** ******* **** ***** ** ******* ** ****** ** **** *** ***
       **** *********** *********

10.3.2 ELAN shall bear all development expenses for development of the ***** Replacement Product, excluding the cost of the BIO PK STUDIES which shall be borne by SCHEIN. For *** ****** Replacement Product, SCHEIN shall bear no more than ******** of development expense, together with the cost of the BIO PK STUDIES.

10.3.3 If a REGULATORY FILING is not be filed for a PRODUCT (other than due to patent related reasons) within * ***** of the date of signing of the Agreement (as extended by the Patent Determination Period) or such longer period as the Parties may agree, and the Parties are unable to mutually agree upon a Replacement Product, ****** *********** ******** *** ***
       **** ******* *** ** * ******* ** *********** ***** ** ******** *******
       *** ******* ******* ** ****** ** **** ** *** ** **** ** *** *****
       ******** ******** ** ****** *****

10.3.4 If a REGULATORY FILING is not filed for a ****** PRODUCT (other than due to patent related reasons) within * ***** of the date of signing of the Agreement (as extended by the Patent Determination Period) or such longer period as the Parties may agree and the Parties are unable to mutually agree upon a Replacement Product ****** *********** ********* *** ***
       **** ******* *** ** * ******* ** ********* ***** ** ******** ******* ***
       ******* ******* ** ****** ** **** ** *** ** **** ** *** ***** ********
       ******** ** ****** *****

10.4   Price of PRODUCT:
       ----------------

10.4.1 ELAN shall supply each PRODUCT to SCHEIN ** ************* **** in accordance with the terms of this Agreement.

10.4.2 Subject to the following paragraph, *** ************* **** of each PRODUCT may be reviewed by ELAN once per annum and may be adjusted for the following calendar year reflecting actual changes in direct manufacturing expenses. ELAN shall provide SCHEIN with written notice of any such increase in *** ************* **** 60 days before the end of each calendar year to take effect in the following calendar year.

10.4.3 Any increases or decreases in the cost of the active ingredient or any other components used in the PRODUCTS in excess of ** from the then current base are to be passed on in *** ************* **** of the PRODUCT manufactured from the effective date of use of such active ingredient or any other component.

* redacted pursuant to confidential treatment request

10.4.4 Payment for all PRODUCT delivered from ELAN's manufacturing facility to SCHEIN shall be effected in U.S. Dollars ($) within thirty (30) days of the date of the delivery of the PRODUCT FOB the applicable ELAN manufacturing facility.

10.5   LOCATION
       --------

10.5.1 In consideration of the license of the ELAN PATENT RIGHTS, ELAN KNOW-HOW to SCHEIN hereunder, Schein shall pay royalty to Elan as follows:

       ********* ** *******
       *** ** ****** ** ****

       ******** ***** **** *** ********* ** *******
       *** ** ****** ** ****** *** *** ** ****** ** ****

10.5.2 Within four weeks of the end of each calendar quarter, SCHEIN shall notify ELAN of the NSP of PRODUCT for that previous calendar quarter. Payments shown by each calendar quarter report to have accrued but which have not yet been paid shall be included in calculating the NSP for that quarter.

10.5.3 Payment of PROFIT shall be made once in each calendar quarter within 45 days after the expiry of the relevant calendar quarter.

10.5.4 All payments due hereunder shall be made in U.S. Dollars.

10.5.5 In the event that SCHEIN or any AFFILIATE of SCHEIN shall sell the PRODUCT together with other products of SCHEIN to third parties (by the method commonly known in the pharmaceutical industry as "bundling"), SCHEIN shall not conduct such bundling in such a manner as to discount one or more of the PRODUCTS at a greater proportion than the other products bundled by SCHEIN.

                   CLAUSE 11 - PAYMENTS, REPORTS AND AUDITS

11.1 In accordance with its ordinary business practice, SCHEIN shall keep true and accurate records of gross sales of each PRODUCT, the items deducted from the gross amount in calculating the NSP, the NSP and the royalties payable to ELAN under Clause 10. SCHEIN shall deliver to ELAN a written statement ("the STATEMENT") thereof within 28 days following the end of each calendar quarter, (or any part thereof in the first or last calendar quarter of this Agreement) for such calendar quarter. The STATEMENT shall outline the calculation of the NSP from gross revenues during that calendar quarter, the applicable percentage rate, the units of PRODUCTS sold, marketing, selling and distribution expenses allocated to the PRODUCT and a computation of the sums due to


* redacted pursuant to confidential treatment request

       ELAN. The Parties' financial officers shall agree upon the precise format of the STATEMENT.

11.2. Any income or other taxes which SCHEIN is required by law to pay or withhold on behalf of ELAN with respect to royalties and any other monies payable to ELAN under this Agreement shall be deducted from the amount of such NSP payments, royalties and other monies due. SCHEIN shall furnish ELAN with proof of such payments. Any such tax required to be paid or withheld shall be an expense of and borne solely by ELAN. SCHEIN shall promptly provide ELAN with a certificate or other documentary evidence to enable ELAN to support a claim for a refund or a foreign tax credit with respect to any such tax so withheld or deducted by SCHEIN. The Parties will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax treaty or under any other applicable law, in order to enable SCHEIN to make such payments to ELAN without any deduction or withholding.

11.3 All payments due hereunder shall be made to the designated bank account of ELAN in accordance with such timely written instructions as ELAN shall from time to time provide.

11.4. Where meetings of the MARKETING COMMITTEE have ceased and where ELAN so requests to supplement the information available to ELAN at the meetings of the Parties pursuant to Clause 8.1, SCHEIN shall provide ELAN with quarterly sales reports outlining the status of the PRODUCT in the TERRITORY, including a summary of the market share for each of the PRODUCTS in their respective market segments.

11.5 For the 90 day period following the close of each calendar year of the Agreement, ELAN and SCHEIN Will, in the event that the other Party reasonably requests such access, provide each other's independent certified accountants (reasonably acceptable to the other party) with access, during regular business hours and subject to the confidentiality provisions as contained in this Agreement, to such party's books and records relating to the PRODUCT, solely for the purpose of verifying the accuracy and reasonable composition of the calculations hereunder for the calendar year then ended.

11.6 In the event of a discovery of a discrepancy which exceeds 5% of the amount due or charged by a party for any period, the cost of such audit shall be borne by the audited party; otherwise, such cost shall be borne by the auditing party.

11.7 During normal business hours and provided reasonable notice has been furnished by SCHEIN, ELAN shall make (and where relevant shall procure that ELAN's subcontractor shall make) that portion of its manufacturing, testing or storage facility where PRODUCT is manufactured, tested or stored, including all record and reference samples relating to the PRODUCT available for inspection by SCHEIN's duly qualified person or by the relevant governmental or regulatory authority. The investigation shall be limited to determining whether there is compliance with the REGULATORY FILING, cGMP and other requirements of applicable law.

                     CLAUSE 12 - DURATION AND TERMINATION

12.1 This Agreement shall be deemed to have come into force on the EFFECTIVE DATE and, subject to the rights of termination outlined in this Clause 12 will expire on a PRODUCT by PRODUCT basis:-

       12.1.1 on the 15th anniversary of the date of FIRST COMMERCIAL SALE of the PRODUCT in the TERRITORY; or

       12.1.2 upon the expiration of the life of the last to expire patent included in the ELAN PATENT RIGHTS for such PRODUCT in the TERRITORY whichever date is later to occur ("the INITIAL PERIOD").

12.2 At the end of the INITIAL PERIOD, the Agreement shall continue on a PRODUCT by PRODUCT basis automatically for rolling 2 year periods thereafter, unless the Agreement has been terminated by either of the Parties by serving 1 years' written notice on the other immediately prior to the end of the INITIAL PERIOD or any additional 2 year period provided for herein.

12.3 In addition to the rights of termination provided for elsewhere in this Agreement, either Party will be entitled forthwith to terminate this Agreement by written notice to the other Party if:

       12.3.1 that other Party commits any material breach of any of the provisions of this Agreement, and in the case of a breach capable of remedy, fails to remedy the same within 60 days after receipt of a written notice giving full particulars of the breach and requiring it to be remedied; or

       12.3.2 that other Party goes into liquidation (except for the purposes of amalgamation or reconstruction and in such manner that the company resulting therefrom effectively agrees to be bound by or assume the obligations imposed on that other Party under this Agreement); or

       12.3.3 an encumbrancer takes possession or a receiver is appointed over any of the property or assets of that other Party; or

       12.3.4 any proceedings are filed or commenced by that other Party under bankruptcy, insolvency or debtor relief laws or anything analogous to any of the foregoing under the laws of any jurisdiction occurs in relation to that other Party; or

       12.3.5 the other Party falls to promptly secure or renew any material license, registration, permit, authorization or approval for the conduct of its business in any manner contemplated by this Agreement or if any such material license, registration, permit, authorization or approval is revoked or suspended and not reinstated within sixty (60) days; or

       12.3.6 on a PRODUCT by PRODUCT basis an award is made against ELAN and/or SCHEIN in a patent infringement action (which is not appealed, or is unsuccessfully appealed) so that further development or marketing of the PRODUCT is prohibited or becomes economically unviable to ELAN and/or SCHEIN.

12.4 In further addition to the rights and termination provided for elsewhere in this Agreement, ELAN shall be entitled to terminate the license granted to SCHEIN on a PRODUCT by PRODUCT basis under this Agreement for the TERRITORY in the event that:-

       12.4.1 SCHEIN fails to effect any one of the commercial launches required by Clause 8.8 in accordance with the provisions thereof; or

       12.4.2 SCHEIN notifies ELAN in writing that it does not wish to commercialize the PRODUCT in the TERRITORY.

       12.4.3 a TECHNOLOGICAL COMPETITOR of ELAN or a company with a directly competing product acquires *** or more of SCHEIN's voting stock or where *** or more of such company's voting stock is acquired by SCHEIN or

       12.4.4 the net price payable to ELAN (that is the price of PRODUCT and the percentage of PROFIT) is less than ************* **** **** *** for a period of one year; or

       12.4.5 if the innovator for such PRODUCT acquires more than *** of SCHEIN'S voting stock.

12.5 In further addition to the rights and termination provided for elsewhere in this Agreement, SCHEIN shall be entitled to terminate the Agreement on a PRODUCT by PRODUCT basis for the TERRITORY in the event that: -

* redacted pursuant to confidential treatment request

       12.5.1 ELAN fails to file the REGULATORY FILING for such PRODUCT within 2 years of the date of this Agreement (as extended by the Patent Determination Date) or FDA Approval is not obtained within 30 months of the date of a Regulatory Filing, unless otherwise extended by the Parties in writing, or

       12.5.2 ELAN has submitted fraudulent filings to the FDA or has failed to cure noncompliance notices from FDA; or

       12.5.3 ELAN is unable to ship PRODUCT for a period of more than 3 months during a given calendar year and SCHEIN has elected not to obtain an alternative source of supply; or

       12.5.4 the share of the NET PROFITS payable to SCHEIN is less than *** ** *** ************* **** for the said PRODUCT for a period of one year.

12.7 Upon exercise of those rights of termination specified in this Clause 12 or elsewhere in this Agreement, this Agreement shall, subject to the provisions of the Agreement which survive the termination of the Agreement, automatically terminate forthwith and be of no further legal force or effect.

12.8 Upon termination of the Agreement by either Party, or upon termination by ELAN of a license for a particular PRODUCT, the following shall be the consequences relating to the particular PRODUCT.

       12.8.1 subject to the provisions of Clause 10.3.3 and 10.3.4 any sums that were due from SCHEIN to ELAN under the provisions of Clause 10 or otherwise howsoever prior to the exercise of the right to terminate this Agreement as set forth herein shall be paid in full within 30 days of termination of this Agreement and ELAN shall not be liable to repay to SCHEIN any amount of money paid or payable by SCHEIN to ELAN up to the date of the termination of this Agreement;

       12.8.2 all confidentiality provisions set out herein shall remain in full force and effect for a period of 5 years from the date of termination of this Agreement;

       12.8.3 all responsibilities and warranties shall insofar are appropriate remain in full force and effect;

       12.8.4 the rights of inspection and audit shall continue in force for the period referred to in the relevant provisions of this Agreement;

       12.8.5 ELAN shall be entitled to research, develop and commercialize the PRODUCT for its own benefit in the TERRITORY subject to subsection
              (ii) of Clause 12.8.7;

* redacted pursuant to confidential treatment request

       12.8.6 SCHEIN shall have an ongoing right for a period of six (6) months to sell or otherwise dispose of the stock of any PRODUCT on hand as of the date of termination of the AGREEMENT, which such sale shall be subject to Clause 10 and the other applicable terms of this AGREEMENT.

       12.8.7 If the Agreement is terminated by SCHEIN due to a breach or default of ELAN and the applicable PRODUCT has obtained FDA APPROVAL, then (i) **** ***** ******** *** ** ******* *** ****
              ****** ****** ******* ****** ********** ** *** *******
              *************** *** *********** ** *** ********* *** **** *******
              or (ii) in the alternative, ELAN shall in consideration for a royalty of *** of NET PROFITS:

              12.8.7.1 at the option of SCHEIN grant to SCHEIN a production license in the TERRITORY so that SCHEIN may manufacture the relevant PRODUCT without infringing any of ELAN's patent and/or any other intellectual property rights. SCHEIN may sub-license the said production license to one sub-licensee which is not a competitor of ELAN in the drug formulation and/or product delivery business. Any such licence shall apply only in regard to the relevant PRODUCT as well as to the applications of technology derived from the ELAN PATENT RIGHTS related to its use with such PRODUCT;

              12.8.7.2 provide SCHEIN with any technical data necessary for the carrying of this into effect. To this end, ELAN shall impart to SCHEIN the documentation constituting the required material support, including, without limitation, practical performance advice, shop practice, specifications as to materials to be used and control methods,

              12.8.7.3 assist SCHEIN for the working up and use of the
                       technology necessary to manufacture the relevant PRODUCT as well as for the training of SCHEIN's personnel. For this purpose, ELAN shall receive SCHEIN's scientific staff in its premises for periods the term of which shall be decided by common consent;

              12.8.7.4 the provisions of Clause 10.5 of this Agreement
                       regulating the payment of royalties shall apply.

      12.8.8 On a PRODUCT by PRODUCT basis, in the event that SCHEIN should market any SCHEIN COMPETING PRODUCT in the TERRRITORY during the term of this Agreement, ELAN shall be entitled to terminate the agreement.

12.9 ELAN shall be entitled to use the ELAN PATENT RIGHTS and ELAN KNOW-HOW, and all technical and clinical data whether generated by ELAN or SCHEIN pursuant to this Agreement in the TERRITORY following termination of this Agreement unless termination of

* redacted pursuant to confidential treatment request this Agreement is due to Elan's breach of its representations, warranties and/or obligations hereunder, and Schein elects subsection (ii) of Clause 12.8.7.

                      CLAUSE 13 - WARRANTY AND INDEMNITY

13.1   ELAN represents and warrants as follows;

       13.1.1 Except as set forth in this Clause 13. 1. 1, that it has the sole, exclusive and unencumbered right to grant the licenses and rights herein granted to SCHEIN, and that it has not granted any option, licence, right or interest in or to the ELAN PATENT RIGHTS or ELAN KNOW-HOW to any third party which would conflict with the rights granted by this Agreement. The execution of this Agreement and the full performance and enjoyment of the rights of SCHEIN under this Agreement will not breach or in any way be inconsistent with the terms and conditions of any licence, contract, understanding or agreement, whether express, implied, written or oral between ELAN and any third party;

              **** ******* ****** **** ********* ******* ****** ** ***
              ********** **** *** ******* **** * ********** ********* ** ***
              ******* ****** ** *************** *********** ** *** **********
              *** ******* ******** ******** *** ***** ***** ******** ***** ****
              **** ******* **** **** *** ********* **** **** ****** ****** **
              **** **** *** ********* ** **** ********** ** *** ****** *** *****
              ***** ******** *** *** ** ********* ****** *** ***********
              ********* ** *** ********* ******** ****** ** **** **** *** ****
              ******* **** *** ****** **** ********* * ********** ** **** *****
              ********* *** ******* ** ****** ** *** *************** ***********
              ********

       13.1.2 the PRODUCT supplied by ELAN to SCHEIN under this Agreement will conform to the PRODUCT SPECIFICATIONS and regulations governing the conduct of clinical trials and stability requirements;

       13.1.3 the PRODUCT sold by ELAN to SCHEIN pursuant hereto shall be of good, merchantable and usable quality, free of defects, and shall not be adulterated or misbranded within the meaning of the US Food, Drug and Cosmetics Act,

       13,1.4.ELAN's manufacturing facilities conform in all material respects to applicable laws, regulations and approvals governing such facility and are adequate to produce the quantities of the PRODUCT contemplated hereby;

       13.1.5.to the best of ELAN's knowledge, all bulk active ingredient used in the manufacture of the Product shall be manufactured at an FDA-approved manufacturing facility in accordance with cGMP and current Bulk Drug Substances Guidelines, and shall be in compliance with the applicable specifications under the bulk product monograph.

* redacted pursuant to confidential treatment request

13.2   SCHEIN represents and warrants as follows;

       13.2.1.SCHEIN represents and warrants that it has the sole, exclusive and unencumbered right to enter into this Agreement and that it has not granted any obligations to any third party which would conflict with the terms of this Agreement. The execution of this Agreement and the full performance and enjoyment of the rights of ELAN under this Agreement will not breach or in any way be inconsistent with the terms and conditions of any licence, contract, understanding or agreement, whether express, implied, written or oral between SCHEIN and any third party;

       13.2.2.SCHEIN is cognizant in all material respects of all applicable statutes, ordinances and regulations of the TERRITORY with respect to the handling, packaging, storage, distribution, marketing and sale of the PRODUCT including, but not limited to, the U.S. Federal Food, Drug and Cosmetic Act and regulations promulgated thereunder, including cGLP and cGMP and shall conduct such activities in a manner which complies with such statutes, ordinances, regulations and practices;

13.3.  Each of ELAN and SCHEIN represents and warrants to the other that:

       13.3.1.It has such permits, licenses and authorizations of governmental or regulatory authorities as are necessary to own its respective properties, conduct its business and consummate the transactions contemplated hereby; and

       13.3.2.Each of ELAN and SCHEIN represents and warrants to the other that it is not currently debarred, suspended or otherwise excluded by any United States governmental agency from receiving Federal contracts.

13.5. Except as expressly stated in this Clause 13, all other warranties, conditions and representations, express or implied, statutory or otherwise, including a warranty as to the quality or fitness for any particular purpose of the PRODUCT are hereby excluded.

13.6   Indemnification
       ---------------

       13.6.1 Elan shall indemnify and hold Schein and its Affiliates harmless from and against any claim, action, suit, proceeding, loss, liability, damage or expense (including without limitation reasonable attorneys' fees) arising directly or indirectly as a result of Elan's negligent acts or omission or breach of its representations, warranties, covenants or other obligations hereunder; provided, however that Elan shall not be required to indemnify Schein with respect to any claim, action, suit, proceeding, loss, liability, damage or expense to the extent arising from or related to Schein's breach of its representations, warranties, covenants or other obligations hereunder, or information supplied by Schein to Elan or contained in regulatory filings or correspondence prepared or delivered by Schein.

       13.6.2 Schein shall indemnify and hold Elan harmless from and against any claim, action, suit, proceeding, loss, liability, damage or expense (without limitation reasonable attorneys' fees) arising directly or indirectly as a result of Schein's negligent acts or omission or breach of its representations, warranties, covenants or other obligations hereunder, provided, however that Schein shall not be required to indemnify Elan with respect to any claim, action, suit, proceeding, loss, liability, damage or expense to the extent arising from or related to Elan's breach of its representations, warranties, covenants or other obligations hereunder, or from information supplied by Elan to Schein' or contained in regulatory filings or correspondence prepared or delivered by Elan.

       13.6.3 This Clause 13 and the obligations contained herein shall survive termination of this Agreement, whether pursuant to Clause 12 hereof, by expiration of the Term, or otherwise.

13.7 As a condition of obtaining an indemnity in the circumstances set out in Clauses 13.6, the Party seeking an indemnity shall:

       13.7.1 Fully and promptly notify the other Party of any claim or proceedings, or threatened claim or proceedings, provided that failure to do so shall not release the indemnifying party of its obligations under this Clause 13 except to the extent that it is actually prejudiced;

       13.7.2 permit the indemnifying Party to take full control of such claim or proceedings;

       13.7.3 assist in the investigation and defense of such claim or proceedings;

       13.7.4 neither the indemnifying party or the party to be indemnified shall compromise or otherwise settle any such claim or proceedings without the prior written consent of the other Party, which consent shall not be unreasonably withheld, and

       13.7.5 take all reasonable steps to mitigate any loss or liability in respect of any such claim or proceedings.

13.9 Notwithstanding anything to the contrary in this Agreement, ELAN and SCHEIN shall not be liable to the other by reason of any representation or warranty, condition or other term or any duty of common law, or under the express terms of this Agreement, for any indirect, special, consequential, incidental or punitive loss or damage (whether for loss of profits or otherwise) and whether occasioned by the negligence of the respective Parties, their employees or agents or otherwise except for third party product liability claims.

         CLAUSE 14 - CUSTOMER COMPLAINTS, PRODUCT RECALL AND INSURANCE

14.1 SCHEIN shall notify ELAN promptly of any complaints from third parties reported to SCHEIN involving any serious and unexpected adverse reactions resulting from the use of the PRODUCTS in the TERRITORY. ELAN shall notify SCHEIN promptly of any complaints from third parties reported to ELAN involving any serious and unexpected adverse reactions resulting from the use of the PRODUCTS outside of the TERRITORY.

14.2 SCHEIN and ELAN shall establish a procedure for formal adverse event handling and reporting. This procedure will be included as Schedule 4 to the Agreement at a later date. It is envisaged that SCHEIN shall be responsible for furnishing post-marketing reports to the FDA and other relevant regulatory agencies and where applicable, ELAN will be responsible for furnishing such reports to the FDA. SCHEIN and ELAN shall keep each other informed and shall copy the other party with all communications with the FDA and other relevant regulatory agencies with respect to the PRODUCTS.

14.3 Subject to and without in any way limiting the or altering ELAN's statutory duties and obligations as the holder of the ANDA, ELAN shall consult with SCHEIN when reviewing whether or not to perform a recall of PRODUCT and if so, the extent and method of such recall in the TERRITORY

14.4 In the event of any recall of the PRODUCTS, as suggested or requested by any governmental authority;

       14.4.1 SCHEIN shall perform the recall of the PRODUCT in the TERRITORY

       14.4.2 If the recall arises from SCHEIN's acts or omissions in the manufacturing, packaging (where applicable), or the transportation, storage, distribution, marketing or sale of the PRODUCTS, the recall costs shall be borne by SCHEIN.

       14.4.3 If the recall arises from ELAN's acts or omissions in the manufacturing and packaging of the PRODUCTS, the recall costs shall be borne by ELAN. In such event, ELAN shall be entitled but not obliged to take over and perform the recall of the PRODUCT and SCHEIN shall provide ELAN at no cost with all such reasonable assistance as may be required by ELAN.

       14.4.4 If the recall arises from any other reason than set out above, the recall costs shall be borne by ELAN and SCHEIN in proportion to the percentage of PROFIT allocated to the Parties for such PRODUCT.

       14.4.5 Neither Party shall be liable to the other Party or to any third party for consequential or incidental damages which may arise as a result of the recall of the PRODUCT.

14.5 SCHEIN and ELAN shall each maintain in force, during the INITIAL PERIOD, products liability insurance coverage in minimum limits of $10,000,000 and, upon request, each Party shall furnish to the other a Certificate of Insurance; provided, however to so request such Certificate shall not be deemed a waiver to the Party's obligations hereunder

                     CLAUSE 15 - MISCELLANEOUS PROVISIONS

15.1   Secrecy:
       -------

       15.1.1 Any information, whether written or oral (oral information shall be reduced to writing within one month by the party giving the oral information and the written form shall be furnished to the other party) pertaining to the PRODUCT that has been or will be communicated or delivered by ELAN to SCHEIN, or by SCHEIN to ELAN, including, without limitation, trade secrets, business methods, and cost, supplier, manufacturing and customer information, shall be treated by SCHEIN and ELAN, respectively, as confidential information, and shall not be disclosed or revealed to any third party whatsoever or used in any manner except as expressly provided for herein; provided, however, that such confidential information shall not be subject to the restrictions and prohibitions set forth in this Clause to the extent that such confidential information:

              (1). is available to the public in public literature or otherwise, or after disclosure by one Party to the other becomes public knowledge through no default of the Party receiving such confidential information; or

              (2) was known to the Party receiving such confidential information prior to the receipt of such confidential information by such Party, whether received before or after the date of this Agreement; or

              (3) is obtained by the Party receiving such confidential information from a third party not subject to a requirement of confidentiality with respect to such confidential information; or

              (4) is required to be disclosed pursuant to: (A) any order of a court having I jurisdiction and power to order such information to be released or made public or (B) any lawful action of a governmental or regulatory agency provided that each Party shall notify the other in writing of any disclosure of information required under this sub-Clause prior to such disclosure, or

              (5) is independently discovered by the receiving party without the aid or application of the confidential information.

       15.1.2 Each party shall take in relation to the confidential information of the other Party all such precautions as it normally takes with its own confidential information to prevent any improper disclosure of such confidential information to any third party; provided, however, that such confidential information may be disclosed within the limits required to obtain any authorization from the applicable FDA or any governmental or regulatory agency or, with the prior written consent of the other party, which shall not be unreasonably withheld, or as may otherwise be required in connection with the purposes of this Agreement.

       15.1.3 Each of the Parties agrees that it will not use, directly or indirectly, any know-how of the other Party, or other confidential information disclosed to it by the other Party or obtained by it from the other Party pursuant to this Agreement, other than as expressly provided herein.

       15.1.4 Neither Party will publicize the existence of this Agreement in any way without the prior written consent of the other Party subject to the disclosure requirements of applicable laws and regulations. In the event that either Party wishes to make an announcement concerning the Agreement, that Party will seek the consent of the other Party. The terms of any such announcement shall be agreed in good faith but in any event shall refer to the PRODUCTS as having been developed and manufactured by ELAN.

15.2   Assignments/Sub-contracting:
       ---------------------------

       Neither Party shall be permitted to assign or sub-license any of its rights under this Agreement without the prior written consent of the other; provided that ELAN and SCHEIN may assign this Agreement to an AFFILIATE without such consent provided that such assignment has no adverse tax implications for the other Party and provided further that such assigning party is not relieved of its obligations hereunder. ELAN shall also have the right to subcontract all or any portion of the manufacturing or packaging of one or more of the PRODUCT to one or more third parties. Each party shall be responsible for the acts and/or omissions of its respective Affiliates and subcontractors.

15.3   Parties bound:
       -------------

       This Agreement shall be binding upon and inure for the benefit of Parties hereto, their successors and permitted assigns.

15.4   Severability:
       ------------

       If any provision in this Agreement is agreed by the Parties to be, or is deemed to be, or becomes invalid, illegal, void or unenforceable under any law that is applicable hereto:-

       15.4.1 such provision will be deemed amended to conform to applicable laws so as to be valid and enforceable or, if it cannot be so amended without materially altering the intention of the Parties, it will be deleted, with effect from the date of such agreement or such earlier date as the Parties may agree; and

       15.4.2 the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired or affected in any way.

15.5   FORCE MAJEURE:
       -------------

       Neither party to this Agreement shall be liable for delay in the performance of any of its obligations hereunder if such delay results from causes beyond its reasonable control, including, without limitation, acts of God, fires, strikes, acts of war, or intervention of a government authority, non-availability of raw materials, but any such delay or failure shall be remedied by such Party as soon as practicable.

15.6   Relationship of the Parties:
       ---------------------------

       Nothing contained in this Agreement is intended or is to be construed to constitute ELAN and SCHEIN as partners or members of a joint venture or either party as an employee of the other. Neither Party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any third party.

15.7   Amendments:
       ----------

       No amendment, modification or addition hereto shall be effective or binding on either Party unless set forth in writing and executed by a duly authorized representative of both Parties.

15.8   Waiver:
       ------

       No waiver of any right under this Agreement shall be deemed effective unless contained in a written document signed by the Party charged with such waiver, and no waiver of any breach or failure to perform shall be deemed to be a waiver of any future breach or failure to perform or of any other right arising under this Agreement.

15.9   No effect on other agreements:
       -----------------------------

       No provision of this Agreement shall be construed so as to negate, modify or affect in any way the provisions of any other agreement between the Parties unless specifically referred to, and solely to the extent provided, in any such other agreement.

15.10  Applicable Law and Jurisdiction:
       -------------------------------

       This Agreement shall be governed by and construed in accordance with the laws of the

State of New York without regard to principles of conflicts of law. [review the Uniform Agreement] For the purpose of this Agreement the Parties agree that any dispute shall be adjudicated upon and hereby submit to the jurisdiction of the United States District Court for the Southern District of the State of New York. Each party consents to service of process pursuant to the notice provisions of this Agreement.

15.11  Notice:
       ------

       15.11.1 Any notice to be given under this Agreement registered airmail or telecopied to:

               ELAN at

               ELAN Corporation, p1c.
               Lincoln House
               Lincoln Place
               Dublin 2
               Ireland

               Attention: Vice-President & General Counsel,
               ELAN Pharmaceutical Technologies

               Telephone:353 1 7094000

               Telefax :353 1 6624960

               SCHEIN at

               100 Campus Drive
               Florham Park,
               New Jersey 07932
               United States of America

               Attention: Senior Vice President and General Counsel

               Telephone: 1 973 593 5960

               Telefax: 1 973 593 5820

               or to such other address(es) and telecopier numbers as may from time to time be notified by either party to the other hereunder.

       15.12.2 Any notice sent by mail shall be deemed to have been delivered within 7 working days after dispatch and any notice sent by telex or telecopy shall be deemed to have been delivered within 24 hours of the time of the dispatch. Notice of change of address shall be effective upon receipt.

15.13  Hart-Scott-Rodino Filing
       ------------------------

       The parties will prepare and make appropriate filings under Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated thereunder (16 C.F.R. 801.1 et seq.) ("the Act") as soon as reasonably practicable. The parties agree to cooperate in the antitrust clearance process and to furnish promptly to the FTC and the Antitrust Division of the Department of Justice any additional information reasonably requested by them in connection with such filings. This Agreement shall bind Elan and Schein upon execution but the provisions of this Agreement (other than this subparagraph) shall not become effective until the waiting period provided by the Act shall have terminated or shall have expired without any action by any government agency or challenge to the termination.

       In the event the expiration of the waiting period does not occur within three (3) months after the date first written above, the parties shall revert to their status prior to signing this Agreement, and Schein shall have no obligation pay the licence fee at Clause 10.2.1 or otherwise.

IN WITNESS of which the Parties have executed this Agreement.

Executed by SCHEIN on March 31, 1998

By:    /s/ Paul Kleutshen
       -----------------------

Name:  Paul Kleutshen
       -----------------------

Title: Sr. V.P., Strategic Development
       -----------------------


Executed by ELAN on March 31, 1998

By:    /s/ Seamus Mulligan
       -----------------------

Name:  Seamus Mulligan
       -----------------------

Title: President - EPT.
       -----------------------

                                   SCHEDULE 1

                              NORMAL DOSAGE FORM

******** ****** ********* ****** * ** *** ** *** ** ********

******** ****** ******** ****** ***** **** *** ***** ****** *****

******** ******** * **** *** ***** ****** *****

********** *********** ********* ******* ** ** *** ** ***** *****

***** ****** * ** *** ** *** *** *******


* redacted pursuant to confidential treatment request

                                  SCHEDULE 2

                                 PATENT RIGHTS

                                  SCHEDULE 3

                    PRODUCT DEVELOPMENT PROJECTS ACTIVITIES

                                   SCHEDULE 4

                         COMPLAINT HANDLING PROCEDURE

                                 Page 43 of 43